UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2008
Date of Report (Date of earliest event reported)

KALAHARI GREENTECH INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51935	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

4th Floor, 36 Spital Square, London, E1 6DY, England
(Address of principal executive offices)

+44(0)-207-247-8186
(Registrant’s telephone number, including area code)

NextGen Bioscience Inc.
4th Floor, 36 Spital Square
London, England   E16DY
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01    Entry Into Material Definitive Agreement

On December 19, 2008, the Registrant entered into a Finder Agreement with Dr. Ravi Vaau Energy Private Limited, a Wind Energy Company located in Mylapore, India (“RAVI”). Under the terms of the agreement, the Registrant will seek investment partners for the purpose of expanding the alternative energy business of RAVI. As compensation, the Registrant shall receive five percent (5%) of monies raised.

The foregoing description of the Finder Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement, a copy of which is filed as Exhibit 99.1, and incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Finder Agreement with Dr. Ravi Vaau Energy Private Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALAHARI GREENTECH INC.
Date: December 30, 2008
/s/ Konstantinos Kardiasmenos
Konstantinos Kardiasmenos
President